Exhibit 10.8.2

SECOND AMENDMENT TO

TELADOC, INC.

SECOND AMENDED AND RESTATED STOCK INCENTIVE PLAN

THIS SECOND AMENDMENT (this “Second Amendment”) is made as of September 10, 2014 (“Effective Date”), to the TELADOC, INC. SECOND AMENDED AND RESTATED STOCK INCENTIVE PLAN (as amended, the “Plan”).

1.                                      All capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Plan.

2.                                      On and after the Effective Date, the Plan shall be amended as hereinafter set forth:

Section 4.1 of the Plan is hereby amended by deleting the number “eight million sixty three thousand one hundred twenty six (8,063,126)” in the second and third line thereof and substituting therein in its entirety “eleven million seven hundred seventy thousand three hundred eighty eight (11,770,388)”.

3.                                      Except as expressly modified by this Amendment, all of the terms and conditions of the Plan shall continue unchanged and in full force and effect.

[Signature Page Follows]

AS APPROVED BY THE BOARD OF DIRECTORS OF TELADOC, INC. ON September 10, 2014.

TELADOC, INC.

By:	/s/ Jason Gorevic
Name:	Jason Gorevic
Title:	Chief Executive Officer